                                                            Exhibit 24.01

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on the 14th day of May 1999.

                                    FSC SEMICONDUCTOR CORPORATION


                                    By: /s/ KIRK P. POND
                                       -----------------------------------------
                                       Chairman of the Board of Directors,
                                       President and Chief Executive Officer

                               POWER OF ATTORNEY

     Each person whose signature appears below appoints Joseph R. Martin, Daniel
E. Boxer and Paul C. Schorr IV, any of whom may act without the joinder of either of the others, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act, and to file the same, with all exhibits thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes may lawfully do or cause to be done by virtue thereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities at the above-named Registrant on May 14, 1999.

                     SIGNATURE                                            TITLE
                     ---------                                            -----

                 /s/ KIRK P. POND                    Chairman of the Board of Directors,
---------------------------------------------------  President and Chief Executive Officer
                   Kirk P. Pond                      (principal executive officer)

               /s/ JOSEPH R. MARTIN                  Executive Vice President, Chief Financial
---------------------------------------------------  Officer and Director (principal financial
                 Joseph R. Martin                    and accounting officer)

                /s/ BRIAN L. HALLA                   Director
---------------------------------------------------
                  Brian L. Halla

               /s/ WILLIAM N. STOUT                  Director
---------------------------------------------------
                 William N. Stout

            /s/ RICHARD M. CASHIN, JR.               Director
---------------------------------------------------
              Richard M. Cashin, Jr.

               /s/ PAUL C. SCHORR IV                 Director
---------------------------------------------------
                 Paul C. Schorr IV

               /s/ RONALD W. SHELLY                  Director
---------------------------------------------------
                 Ronald W. Shelly